ACQUISITION OF MAJESCO ENTERTAINMENT COMPANY	12 Months Ended
Nov. 30, 2018
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF MAJESCO ENTERTAINMENT COMPANY
5.	ACQUISITION OF MAJESCO ENTERTAINMENT COMPANY

On January 9, 2018, the Company acquired 51% of the issued and outstanding shares of Majesco Entertainment Company, a U.S. corporation. As consideration, the Company issued 66,667 common shares with a value of $415,000 and is required to pay cash consideration of up to US$1,000,000 (paid US$150,000 and accrued US$850,000 as at November 30, 2018).

In connection with the acquisition of Majesco, the Company agreed to pay a finder’s fee of 5% of the total purchase price for a total fee of $93,375 (US$75,000). As at November 30, 2018, the Company owes $59,854 (US$45,000) which is included in accounts payable.

The acquisition has been accounted for using the acquisition method pursuant to IFRS 3, Business Combinations. Under the acquisition method, assets and liabilities are recorded at their fair values on the date of acquisition and the total consideration is allocated to the assets acquired and liabilities assumed. The excess consideration given over the fair value of the net assets acquired has been recorded as goodwill.

Total
$
Consideration:
Common shares	415,000
Estimated cash payment on acquisition	1,245,000
Finder’s fee	93,375
Total consideration provided	1,753,375

Allocated as follows:
Cash	11,060
Accounts payable	(67,320)
Due from former shareholder	56,260
Intangible assets - brand	103,335
Goodwill	3,356,355
Deferred income taxes	(21,700)
Non-controlling interest (Note 17)	(1,684,615)
1,753,375

The intangible assets - brands include the Majesco Entertainment brand.